SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                               September 30, 2005

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                      0-22515                   20-0612376
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)

                          545 West 500 South, Suite 170
                              Bountiful, Utah 84010

                    (Address of principal executive offices)

                                 (801) 677-7673
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant's Certifying Accountant

(a) On September 30, 2005, upon the authorization and approval of the audit committee of its board of directors, Speaking Roses International, Inc. (the "Company") dismissed Mayer Hoffman McCann P.C. ("MHM") as the Company's independent registered public accounting firm.

The reports of MHM on the financial statements of the Company as of and for the years ended December 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph indicating that the Company has experienced recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern.

During the years ended  December  31, 2003 and 2004 and  through  September  30,
2005, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement in its reports on the Company's financial statements for such periods.

The Company has requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 3, 2005 is filed herewith as Exhibit 16.1.

(b) On September 30, 2005, upon the authorization and approval of the audit committee of its board of directors, the Company engaged Tanner LC ("Tanner") as its independent registered public accounting firm.

     No consultations occurred between the Company and Tanner during the years ended December 31, 2003 and 2004 and through September 30, 2005 regarding either
(i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

---------------------- ---------------------------------------------------------
Exhibit Number         Description
---------------------- ---------------------------------------------------------
16.1                   Letter from Mayer Hoffman  McCann P.C. to the  Securities
                       and Exchange Commission
---------------------- ---------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2005

Speaking Roses International, Inc.

By:  /s/ John W. Winterholler
     --------------------------------
         John W. Winterholler,
         Chief Executive Officer

                                     EXHIBIT

16.1 Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission





                                      -3-